Independent Bank Corporation
2nd Quarter 2007 Earnings Conference Call – July 24, 2007

Independent Bank

Overview of 2nd Quarter 2007 Results
Michael M. Magee, President and Chief Executive Officer

Independent Bank

Safe Harbor Statement

This presentation may contain certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995. Forward-looking statements include expressions such as “expects,” “intends,” “believes” and “should” which are necessarily statements of belief as to expected outcomes of future events. Actual results could materially differ from those contained in, or implied by such statements. Independent Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

Independent Bank

Financial Overview

	2Q07	1Q07	2Q06	6M '07	6M '06

Income from continuing operations (millions)	$0.1	$3.9	$10.4	$4.0	$23.5
EPS - continuing operations	$0.00	$0.17	$0.45	$0.17	$1.01
ROA - continuing operations	0.01%	0.48%	1.23%	0.25%	1.40%
ROE - continuing operations	0.17%	6.08%	16.37%	3.14%	18.80%
Total assets (billions) at period end	$3.26	$3.36	$3.44
Stockholders' equity
(millions) at period end	$244.0	$251.8	$256.5
Common shares outstanding (millions)
at period end	22.64	22.58	22.96

Independent Bank

2007 – A Year of Challenges

•	Michigan economy remains one of the weakest in U.S.
-	Decline of manufacturing industry, particularly in Eastern MI
-	Job growth remains stagnant
-	Deterioration of property values
-	Unfavorable business taxes and stringent labor laws

•	Impact to the regional banking industry
-	Slowing loan growth
-	Credit quality
-	Credit costs
-	Net interest margin pressure

•	Competitive community banking landscape

•	Flat yield curve

Independent Bank

Bank Charter Consolidation

•	Charter consolidation designed to streamline bank operations. In April 2007, IBCP announced the Company’s plan to consolidate the four existing bank charters into one.

•	Net impact to IBCP associates. Excluding employees added with the TCF branch acquisition, at 6/30/07 the total number of employees was down 109 (7.7%) since year-end 2006; this reduced number of employees includes 36 fewer at Mepco due to sale of insurance premium finance business, and 11 fewer at First Home Financial as this business was dissolved at the end of the second quarter.

•	Status update. On track to complete this charter consolidation late in the third quarter of 2007.

Independent Bank

Charter Consolidation –Expected Benefits

•	Streamlined operations and legal governance structure

•	Stronger risk management processes

•	More rapid development and deployment of new products and services

•	Improved productivity and resource utilization leading to $4-$5 million in estimated annual cost savings

Independent Bank

2nd Quarter 2007 Financial Review
Robert N. Shuster, Executive Vice President and CFO

Independent Bank

2nd Quarter 2007 Recap

•	Positive Factors
-	Net interest margin increased on a quarter-over-quarter basis
-	Experienced continued growth in recurring non-interest income on a quarter-over-quarter and year-over-year basis
-	Committed to conservative management of asset quality; strategic hire of new chief lending officer marks important addition to senior team

•	Challenges
-	Credit costs
-	Asset quality diminished by an increase in non-performing loans; largely attributable to non-performing commercial loans and real estate mortgage loans
-	Weak Michigan economy has led to slower loan growth

Independent Bank

Tax Equivalent Net Interest Margin

9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.27%
7.46%
7.62%
7.60%
7.69%
7.74%
7.70%
4.72%
4.64%
4.53%
4.26%
4.23%
4.23%
4.27%
2.55%
2.82%
3.09%
3.34%
3.47%
3.51%
3.43%
4Q 05
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
Yield on Earning Assets
Cost of Funds
Net Interest Margin

Independent Bank

TE Net Interest Income

Net Interest Income ($ in 000's)
$34,000
$33,000
$32,000
$31,000
$30,000
$29,000
$28,000
$27,000
$26,000
$25,000
$33,436
$33,293
$31,568
$31,514
$31,209
$32,068
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07

Independent Bank

Non-Interest Income

Category ($ in 000's)	2Q07	1Q07	2Q06

Total non-interest income	12,773	10,670	10,845
Service charges - Deposits	6,380	4,888	5,031
VISA check card income	1,292	950	871
Net gains - mortgage loan sales	1,238	1,081	1,188
Mortgage loan servicing fees	712	527	621

Independent Bank

Non-Interest Expense

Category ($ in 000's)	2Q07	1Q07	2Q06

Total non-interest expense	29,801	27,966	25,540
Salaries (a)	10,776	10,001	9,358
Performance-based compensation	1,153	1,321	315
Amortization of intangible assets	935	570	600
Loan and collection	1,221	1,006	982

(a)     The second quarter of 2007 includes $0.95 million of severance expense.

Independent Bank

Provision for Loan Losses

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Dollars in 000's
$1,386
$2,511
$4,484
$7,963
$8,139
$14,893
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07

Independent Bank

Asset Quality Measures – Non-Performing Loans

Non-performing loans by loan type ($ in 000's)	6/30/07	3/31/07	12/31/06

Commercial	32,697	27,537	21,624
Mortgage	18,346	15,691	12,954
Consumer	2,683	2,747	2,496
Finance receivables*	1,164	2,096	2,148

Total	$54,890	$48,071	$39,222

As a % of total loans	2.20%	1.93%	1.58%

*Excludes discontinued operations

Independent Bank

Allowance for Loan Losses

Allocation ($ in 000's)	6/30/07	3/31/07	12/31/06

Specific loan allocations	9,070	4,992	2,631
Adversely rated loans	10,905	9,260	9,303
Historical losses	10,089	8,833	7,482
Other factors/subjective	8,149	7,823	7,463

Total	$38,213	$30,908	$26,879

As a % of portfolio loans	1.53%	1.24%	1.08%

Independent Bank

Asset Quality Measures –Net Loan Charge-Offs

Net loan charge-offs by loan type ($ in 000's)	2Q07	1Q07	2Q06

Commercial	5,478	1,900	271
Mortgage	945	760	780
Consumer	917	1,179	598
Finance receivables*	24	121	98

Total	$7,364	$3,960	$1,747

As a % of average loans	1.18%	0.65%	0.29%

*Excludes discontinued operations

Independent Bank

Balance Sheet Overview

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Dollars - in billions
$2.36
$3.09
$3.36
$3.43
$3.36
$3.26
$1.58
$1.62
$2.09
$2.06
$2.37
$2.47
$2.48
$2.60
$2.48
$2.90
$2.49
$2.79
12/31/03
12/31/04
12/31/05
12/31/2006
3/31/2007
6/30/2007
Loans
Deposits
Total assets

Independent Bank

2nd Quarter 2007 Credit Review
Stefanie M. Kimball, Executive Vice President and CLO

Independent Bank

Commercial Loan Growth

Independent Bank

Internal Watch Credits Continued to Rise in the 2nd Quarter

Independent Bank

Select CRE Segments Have Contributed
Disproportionately to the Level of Watch Credits

IBC Total Commercial Loans vs. Internal Watch Credit

2.9%
4.4%
17.8% of Total Portfolio
10.5%
Vacant Land
Land Development
Construction
C&I
Owner Occupied
Income Producing

Independent Bank

Factors Impacting Current Credit Environment

•	Michigan’s economic environment continues to challenge businesses in the State with high exposure to the development, construction and sale of residential real estate

•	IBC experienced rapid commercial loan growth in 2004 and 2005, including growth in SE Michigan, as a result of the Midwest Guaranty Bank acquisition (May 2004). A concentration in commercial real estate developed as a result of:
-	Established position in the market as a recognized leader in residential lending
-	Strong profit margins available in that business at the time
-	Management strategy to further the end mortgage business by lending to residential developers
-	IBC’s strong retail business created a comfort level with the residential development segment of commercial lending

•	The expansion of commercial lending included loans to a select number of larger, more complex borrowers

•	Increase in non-performing loans in 2Q07 is due principally to an increase in commercial loans and real estate mortgage loans
-	Non-performing commercial loans: Attributable primarily to the addition of several large credits with real estate developers coming past due in the first six months of 2007
-	Non-performing real estate mortgage loans: Due to a rise in foreclosures reflecting weak economic conditions and soft real estate values in many parts of Michigan

Independent Bank

Credit Process Changes

•	Despite the apparent challenges within the Michigan economy, we are making strides to proactively improve the operational efficiency and strategic positioning of the bank

•	A new organizational structure has been put in place with functional alignment of lending and credit across our markets

•	Strategic direction has been focused on the need for more diversification in the commercial loan portfolio to balance the real estate concentration

•	Key consistent credit processes have been put in place to include:
-	Further enhancements in the quarterly credit quality review process designed to even better monitor watch credits, ensure appropriate action plans are in place and assess loan loss reserves.
-	A Special Assets Group has been assembled and will be augmented to provide consistent and more effective management of our most troubled loans. A select group of law firms support the team providing professional advice and systemic feedback. The team will translate issues discovered in the independent management of these loans into recommendations to enhance credit processes; any additional loans sales will be managed by this team.
-	Further utilization of a cross-functional team to assess the loan portfolio for estimated losses, including: input from Senior Lenders, Credit Administration, the Special Assets Group and Loan Review.

Independent Bank

Commercial Lending Changes

•	Our new organizational structure has been designed to:
-	Enhance business development efforts toward specified target markets
-	Assigned two dedicated Senior Executives for this purpose
-	Centralize commercial lending management with Senior Lenders covering our diverse geographic markets
-	Realign the Credit Administration function to provide even more upfront credit guidance, policy exception identification, approval recommendations and risk ratings
-	Centralize the appraisals, environmental, documentation and credit services to support the commercial lending team

Independent Bank

Q & A

Michael M. Magee Jr.
President and Chief Executive Officer

Robert N. Shuster
Executive Vice President and
Chief Financial Officer

Stefanie M. Kimball
Executive Vice President and
Chief Lending Officer

Independent Bank

Thank you for participating in the conference call.

Independent Bank